SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                 __________________________________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) March 22, 2002


                          FirstFed Financial Corp.
           (Exact name of registrant as specified in its charter)



       Delaware                     1-9566                   95-4087449
(State of Incorporation)    (Commission File No.)   (IRS Employer
                                                    Identification No.)



401 Wilshire Boulevard, Santa Monica, California,            90401-1490
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code       (310) 319-6000




Total number of pages is 5
Index to Exhibit is on Page 3.

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)   Exhibits

          99.0  Monthly Financial Data as of February 28, 2002 (Unconsolidated)

          99.1 Loan Portfolio Segment Report of First Federal Bank of California as of February 28, 2002

ITEM 9.  REGULATION FD DISCLOSURE.

     The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of February 28, 2002 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     The Registrant hereby incorporates by reference into this Item 9 the Loan Portfolio Segment Reports as of February 28, 2002, attached as Exhibit 99.1, which are being furnished in accordance with Rule 101(e)(1)under Regulation FD and shall not be deemed to be filed. This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information regarding the single family loan portfolio of Registrant's sole subsidiary, First Federal Bank of California (the "Bank"). Specifically, the report presents information which management believes is relevant to the perceived issue of prepayment risk on recently originated single family home loans in the Bank's portfolio. Information regarding prepayment risk on other loans in the Bank's portfolio is not presented herein.

     A discussion of the factors that could impact this area as to the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                            S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.




Dated: March 22, 2002           By:
                                          Douglas J. Goddard
                                          Chief Financial Officer

                             INDEX TO EXHIBITS

Item                                                              Page

99.0  Monthly Financial Information as of February 28, 2002             4

99.1  Loan Portfolio Segment Report of First Federal Bank of
      California as of February 28, 2002                                5

                         MONTHLY REPORT OF OPERATIONS
                Unaudited, Unconsolidated Financial Highlights


                                As of, for the Month     As of,for the 2 Months
                                 Ended February 28,         Ended February 28,
                                ---------------------    ----------------------
                                  2002       2001          2002         2001
                                           (Dollars in thousands)

AVERAGE INVESTMENTS           $  202,980  $  188,355   $  217,420   $  189,714


LOANS

Total Loans and Mortgage-
  Backed Securities           $4,213,812  $4,138,032   $4,213,812   $4,138,032

Loans Originated/Purchased:
  Single-Family Loans         $   47,062  $  144,702   $   86,956   $  197,908
  Multi-Family Loans              50,123      23,108       72,381       40,085
  Commercial Real Estate Loans     3,350       3,923        4,850        3,923
  Others                             345       1,024        3,045        3,933
                              $  100,880  $  172,757   $  167,232   $  245,849

Loans Sold                    $    5,494  $    1,253   $   11,048   $    3,818

Average Rate on Loans
  Originated/Purchased              6.40%       7.59%        6.38%        7.59%
Percentage of Portfolio in
  Adjustable Rate Loans            70.41%      90.37%       70.41%       90.37%
Non-performing Assets
  to Total Assets                   0.19%       0.26%        0.19%        0.26%


BORROWINGS

Federal Home Loan Bank
  Advances                    $1,497,000  $1,619,000   $1,497,000   $1,619,000
Reverse Repurchase
  Agreements                  $  201,809  $  279,134   $  201,809   $  279,134

DEPOSITS

Retail Deposits               $2,107,191  $1,734,547   $2,107,191   $1,734,547
Wholesale Deposits            $  401,817  $  494,446   $  401,817   $  494,446
                              ----------  ----------    ---------    ---------
                              $2,509,008  $2,228,993   $2,509,008   $2,228,993

Net Increase (Decrease)       $   26,867  $   33,894   $  (43,999)  $   60,242


AVERAGE INTEREST RATES

Yield on Loans                      6.50%       8.21%        6.54%       8.26%
Yield on Investments                0.37%       6.18%        2.20%       5.99%
Yield on Earning Assets             6.22%       8.12%        6.33%       8.15%
Cost of Deposits                    2.79%       4.90%        2.86%       4.88%
Cost of Borrowings                  4.54%       6.27%        4.63%       6.35%
Cost of Money                       3.50%       5.53%        3.58%       5.55%
Earnings Spread                     2.72%       2.59%        2.75%       2.60%
Effective Net Spread                2.88%       2.82%        2.90%       2.82%

                 First Federal Bank of California, fsb
                     Loan Portfolio Stratification
                            as of 02/28/2002
                            (000's omitted)


             Total Real Estate Loan Portfolio


                                           Bank Owned     Percent of
             Property Type                   Balance         Total

             Single Family                 $2,021,505         51%
             Multi-family                   1,563,530         39%
             Commercial & Ind                 371,390          9%
             Construction                      35,510          1%
             Land                               1,473          0%
                Total Real Estate Loans    $3,993,408        100%


             Single Family

             Without Prepayment Penalty    $1,723,318         85%
             With Prepayment Penalty          298,187         15%
                Total Single Family Loans  $2,021,505        100%


                                    Bank Owned
                       Age            Balance

                       0 to 10 Yrs   $1,474,881         86%
                       >10 Yrs         $248,437         14%
                       Total         $1,723,318        100%



                           Loans 0 to Ten Years
                   Balances by Current Principal Balance

  Current
  Interest        Less                                        Greater
 Rate Range       than                                         than
               $  252    $252-275   $275-500  $500-1,000    $  1,000      Total      %
<5.00%         $  3,212  $    262   $  4,423  $    2,406    $      0  $   10,303    0.7%
5.00%-5.25%         757       266     47,432      47,012      10,150     105,617    7.2%
5.25%-5.50%       6,170     1,576      5,128       6,551       1,361      20,786    1.4%
5.50%-5.75%      29,973     6,076     29,147      13,860      18,640      97,696    6.6%
5.75%-6.00%      73,499     8,214     84,189      64,755      28,666     259,323   17.6%
6.00%-6.25%      87,811     9,252     62,167      55,735      72,162     287,127   19.5%
6.25%-6.50%      47,719     4,763     43,318      27,043      44,350     167,193   11.3%
6.50%-6.75%      21,175     3,734     29,454      31,852      28,094     114,309    7.8%
6.75%-7.00%      25,909     2,114     51,111      50,162      24,456     153,752   10.4%
7.00%-7.25%      29,277       808     23,620      27,920      38,044     119,669    8.1%
7.25%-7.50%      12,524     1,302     19,813      18,527      14,785      66,951    4.5%
7.50%-7.75%       8,561       526     10,618       3,332       7,351      30,388    2.1%
7.75%-8.00%       6,304     1,030      8,591       1,769       4,210      21,904    1.5%
8.00%-9.00%       6,741       780      5,007       2,720       2,792      18,040    1.2%
>9.00%            1,550       273          0           0           0       1,823    0.1%
       Total   $361,182  $ 40,976   $424,018  $  353,644    $295,061  $1,474,881  100.0%